UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 31, 2016

ADIENT PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37757	98-1328821
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25-28 North Wall Quay, IFSC

Dublin 1, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: 414-220-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Effective as of 12:01 a.m. Eastern Time (the “effective time”) on October 31, 2016 (the “distribution date”), Johnson Controls International plc (“JCI”) completed the separation and distribution of JCI’s automotive seating and interiors business (the “Adient Business”) from the rest of JCI (the “separation”), by means of a dividend in specie of the Adient Business, which the board of directors of JCI previously declared on September 8, 2016.  The dividend in specie was effected through the transfer of the Adient Business from JCI to Adient plc (“Adient”) and the issuance of ordinary shares of Adient to holders of JCI’s ordinary shares on a pro rata basis (the “distribution”).  Each JCI shareholder received one ordinary share of Adient for every ten ordinary shares of JCI held at the close of business on October 19, 2016, the record date for the distribution, and cash in lieu of fractional shares (if any) of Adient.  As a result of the distribution, Adient is now an independent public company, and its ordinary shares are listed on the New York Stock Exchange under the symbol “ADNT.”

Item 1.01 Entry into a Material Definitive Agreement

Debt Arrangements

As previously disclosed, on July 27, 2016, Adient Global Holdings Ltd (“AGH”), a wholly owned subsidiary of Adient following the separation and distribution, entered into a credit agreement with the lenders party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent and Collateral Agent (in such capacity, the “agent”), and Bank of America, N.A., as Syndication Agent, providing for commitments with respect to a $1,500,000,000 revolving credit facility and $1,500,000,000 term loan facility (together, the “credit facilities”).  The credit facilities, which mature on July 27, 2021, are more fully described in the section entitled “Description of Material Indebtedness” in Adient’s Information Statement, dated October 3, 2016 (the “information statement”), which is included as Exhibit 99.1 to Adient’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 3, 2016.  This summary is incorporated by reference into this Item 1.01 as if restated in full.

As also previously disclosed, on August 19, 2016, AGH completed an offering of €1,000,000,000 aggregate principal amount of its 3.50% Senior Notes due 2024 (the “euro notes”) and $900,000,000 of its 4.875% Senior Notes due 2026 (the “dollar notes” and, together with the euro notes, the “notes”).  The euro notes, which mature on August 15, 2024, were issued pursuant to an indenture, dated as of August 19, 2016 (the “euro notes indenture”), among AGH, U.S. Bank National Association, as Trustee (in such capacity, the “euro notes trustee”), Elavon Financial Services DAC, UK Branch, as Paying Agent, and Elavon Financial Services DAC, as Transfer Agent and Registrar.  The dollar notes, which mature on August 15, 2026, were issued pursuant to an indenture, dated as of August 19, 2016 (the “dollar notes indenture,” and together with the euro notes indenture, the “indentures”), between AGH and U.S. Bank National Association, as Trustee (in such capacity, the “dollar notes trustee”).  The indentures are more fully described in the section entitled “Description of Material Indebtedness” in the information statement.  This summary is incorporated by reference into this Item 1.01 as if restated in full.  The proceeds of the issuance of the notes were placed into escrow pending the satisfaction of certain conditions in connection with the separation.

On October 14, 2016, in connection with the release of the proceeds of the offering of the notes from escrow, AGH and certain of its subsidiaries (the “initial U.S. subsidiary guarantors”) entered into (a) a Guarantor Supplemental Indenture (the “release date euro notes supplemental indenture”) to the euro notes indenture with the euro notes trustee, pursuant to which the initial U.S. subsidiary guarantors jointly and severally guaranteed the euro notes on an unsecured, unsubordinated basis, and (b) a Guarantor Supplemental Indenture (the “release date dollar notes supplemental indenture”) to the dollar notes indenture with the dollar notes trustee, pursuant to which the initial U.S. subsidiary guarantors jointly and severally guaranteed the dollar notes on an unsecured, unsubordinated basis.  Upon their release from escrow, a portion of the proceeds of the issuance of the notes were used to make cash transfers to JCI and repay funds drawn under the credit facilities, and the remainder of the funds will be used for general corporate purposes.

On October 31, 2016, in connection with the separation and distribution, (a) Adient, AGH and certain of their subsidiaries (collectively, other than AGH, the “spinoff date guarantors”) entered into a Guarantor Supplemental Indenture (the “spinoff date euro notes supplemental indenture”) to the euro notes indenture with the euro notes trustee, pursuant to which the spinoff date guarantors jointly and severally guaranteed the euro notes on an unsecured, unsubordinated basis; (b) Adient and the spinoff date guarantors entered into a Guarantor Supplemental Indenture (the “spinoff date dollar notes supplemental indenture,” and together with the release date euro notes supplemental indenture, the release date dollar notes supplemental indenture, and the spinoff date euro notes supplemental indenture, the “supplemental indentures”) to the dollar notes indenture with the dollar notes trustee, pursuant to which the spinoff date guarantors jointly and severally guaranteed the dollar notes on an unsecured, unsubordinated basis; and (c) Adient, AGH, the initial U.S. subsidiary guarantors and the spinoff date guarantors (collectively, other than AGH, the “credit facilities guarantors”) entered into a Supplement No. 1 to Guarantee Agreement and certain related documents, pursuant to which the credit facilities guarantors jointly and severally guaranteed the credit facilities on a secured, unsubordinated basis, and Adient and the credit facilities guarantors granted a security interest in substantially all of their respective assets, subject to certain exceptions, to secure their obligations under the credit facilities and the guarantees thereof.  In addition, Adient US LLC, a wholly owned subsidiary of AGH, entered into a joinder agreement with the agent pursuant to which Adient US LLC became a subsidiary borrower under the credit facilities.

The descriptions of the credit facilities and the indentures contained herein are not intended to be complete and are qualified in their entirety by reference to the full texts of the credit facilities, which were filed with the SEC as Exhibit 10.8 to Adient’s Registration Statement on Form 10, initially filed with the SEC on April 27, 2016, as amended (the “registration statement”), the indentures, which were filed with the SEC as Exhibit 4.1 and Exhibit 4.2 to the registration statement, and the supplemental indentures, copies of which are attached as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, and Exhibit 4.4 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 2.01. Completion of the Acquisition or Disposition of Assets

The information set forth in the Introductory Note is incorporated herein by reference.  Adient issued a total of approximately 93.7 million ordinary shares in the distribution.  Prior to the distribution, all of Adient’s issued shares were held beneficially by an Irish corporate services provider.  In connection with the distribution, Adient acquired the shares held beneficially by the Irish corporate services provider for no consideration and cancelled these shares.  A copy of the press release issued by Adient on October 31, 2016 announcing completion of the distribution is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under the heading “Debt Arrangements” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation and Appointment of Directors

In connection with the separation and distribution, effective as of immediately prior to the effective time, Cathleen A. Ebacher ceased to be a member of the Board of Directors of Adient (the “Adient Board”), and each of Julie L. Bushman, Raymond L. Conner, Richard Goodman, Frederick A. Henderson and Barb J. Samardzich was appointed as a director of Adient so that the Adient Board is comprised of seven members.  Additionally, effective as of immediately prior to the effective time:

•                  R. Bruce McDonald, who remains on the Adient Board, was appointed as the Chairman of the Adient Board; and

•                  John M. Barth, who remains on the Adient Board, was appointed to serve as the Lead Independent Director.

Biographical and compensation information for the directors serving at the effective time can be found in the information statement under the section entitled “Directors—Board of Directors Following the Distribution” and “Executive Compensation—Director Compensation,” respectively.  These summaries are incorporated by reference into this Item 5.02 as if restated in full.

Effective as of immediately prior to the effective time, the Adient Board established an Executive Committee, a Compensation Committee and a Corporate Governance Committee. In connection with the establishment of such committees and the changes to the composition of the Adient Board described above, effective as of immediately prior to the effective time, the Adient Board made the following appointments:

•                  Ms. Bushman, Mr. Goodman and Ms. Samardzich were appointed to serve as members of the Audit Committee.  Mr. Goodman was appointed to serve as Chair of the Audit Committee.  Mr. Barth ceased to serve as a member of the Audit Committee;

•                  Mr. Barth, Ms. Bushman and Mr. Conner were appointed to serve as members of the Compensation Committee, and Mr. Barth was appointed to serve as Chair of the Compensation Committee;

•                  Mr. Conner, Mr. Henderson and Ms. Samardzich were appointed to serve as members of the Corporate Governance Committee, and Mr. Henderson was appointed to serve as Chair of the Corporate Governance Committee; and

•                  Mr. McDonald, Mr. Barth, Mr. Goodman and Mr. Henderson were appointed to serve as members of the Executive Committee, and Mr. McDonald was appointed as Chair of the Executive Committee.

Adoption of Equity Plans

In connection with the separation and distribution, the Adient Board adopted (and shareholder approval was obtained for) the Adient plc 2016 Omnibus Incentive Plan and the Adient plc 2016 Director Share Plan, in each case, effective as of immediately prior to the effective time.

A summary of certain material features of these plans can be found in the information statement under the sections entitled “Executive Compensation—Adient 2016 Omnibus Incentive Plan” and “Executive Compensation—Adient 2016 Director Share Plan,” respectively, which descriptions are incorporated herein by reference.

The foregoing referenced descriptions do not purport to be complete and are qualified in their entirety by reference to the Adient plc 2016 Omnibus Incentive Plan and the Adient plc 2016 Director Share Plan, which were previously filed as Exhibits 4.1 and 4.2, respectively, to Adient’s Registration Statement on Form S-8 (File No. 333-214320) on October 28, 2016 and are incorporated herein by reference.

Adoption of Adient US LLC Executive Deferred Compensation Plan

In connection with the separation and distribution, the Adient Board adopted the Adient US LLC Executive Deferred Compensation Plan (the “EDCP”), effective as of immediately prior to the effective time.  The EDCP permits certain employees of Adient US LLC, which is an indirect subsidiary of Adient, and its affiliates to defer amounts otherwise payable or ordinary shares of Adient deliverable under separate bonus or equity plans or programs maintained by Adient US LLC or its affiliates.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the EDCP, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Adoption of Adient US LLC Retirement Restoration Plan

In connection with the separation and distribution, the Adient Board adopted the Adient US LLC Retirement Restoration Plan (the “RRP”), effective as of immediately prior to the effective time.  The RRP is designed to (a) restore retirement benefits to certain participants in Adient US LLC’s savings plans whose benefits under such plans are or will be limited due to certain limitations imposed by the U.S. Internal Revenue Code, and/or by reason of the election of such employees to defer income or reduce salary pursuant to the RRP or to defer annual incentive payments pursuant to the EDCP, and (b) govern the treatment of certain liabilities transferred from the JCI Retirement Restoration Plan to the RRP with respect to those employees who had account balances or deferral elections in effect under the JCI Retirement Restoration Plan immediately prior to the separation and distribution.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the RRP, which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Founders’ Grants

On October 31, 2016, effective as of immediately after the close of business, Adient made grants of restricted share unit awards to certain individuals, including Adient’s named executive officers (the “founders’ grants”).  The founders’ grants will vest in three equal installments on the first three anniversaries of the date of grant, subject to the individual’s continued employment with Adient through each such anniversary.  The number of Adient ordinary shares underlying the founders’ grants made to Adient’s named executive officers was as follows:

Name	Adient Shares Underlying Grant
R. Bruce McDonald	175,786
Jeffrey M. Stafeil	21,974
Cathleen A. Ebacher	32,960
Byron Foster	43,947
Neil E. Marchuk	65,920

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

In connection with the completion of the separation and distribution, effective as of immediately prior to the effective time, Adient amended and restated its memorandum and articles of association. The amended and restated memorandum and articles of association are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

In connection with the separation and distribution, effective as of immediately prior to the effective time, Adient adopted an Ethics Policy.  Copies of the Ethics Policy may be obtained by visiting Adient’s investor website at http://www.adient.com. The information on Adient’s investor website does not constitute part of this Current Report on Form 8-K and is not incorporated herein by reference.

Item 8.01. Other Events.

In connection with the separation and distribution, effective as of immediately prior to the Effective Time, Adient adopted a Corporate Governance Guidelines Policy, an Insider Trading Policy and a Related Party Transactions Policy. Copies of the Corporate Governance Guidelines Policy, the Insider Trading Policy and the Related Party Transactions Policy may be obtained by visiting Adient’s investor website at http://www.adient.com. The information on Adient’s investor website does not constitute part of this Current Report on Form 8-K and is not incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
3.1	Amended and Restated Memorandum of Association and Articles of Association of Adient plc

4.1

Guarantor Supplemental Indenture to the Euro Notes Indenture, dated as of October 14, 2016, by and among Adient Global Holdings Limited, U.S. Bank National Association, as Trustee, and certain subsidiaries of Adient Global Holdings Limited party thereto

4.2

Guarantor Supplemental Indenture to the Dollar Notes Indenture, dated as of October 14, 2016, by and among Adient Global Holdings Limited, U.S. Bank National Association, as Trustee, and certain subsidiaries of Adient Global Holdings Limited party thereto

4.3

Guarantor Supplemental Indenture to the Euro Notes Indenture, dated as of October 31, 2016, by and among Adient plc, Adient Global Holdings Limited, U.S. Bank National Association, as Trustee, and certain subsidiaries of Adient Global Holdings Limited party thereto

4.4

Guarantor Supplemental Indenture to the Dollar Notes Indenture, dated as of October 31, 2016, by and among Adient plc, Adient Global Holdings Limited, U.S. Bank National Association, as Trustee, and certain subsidiaries of Adient Global Holdings Limited party thereto

10.1

Adient plc 2016 Omnibus Incentive Plan (incorporated by reference to Exhibit 4.1 to the Registration Statement on

Form S-8 of Adient plc (File No. 333-214320), filed with the Commission on October 28, 2016).

10.2

Adient plc 2016 Director Share Plan (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form

S-8 of Adient plc (File No. 333-214320), filed with the Commission on October 28, 2016).

10.3	Adient US LLC Executive Deferred Compensation Plan

10.4	Adient US LLC Retirement Restoration Plan

99.1	Press Release, issued October 31, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADIENT PLC

Date: November 1, 2016	By:	/s/ R. Bruce McDonald
	Name:	R. Bruce McDonald
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
3.1	Amended and Restated Memorandum of Association and Articles of Association of Adient plc

4.1

Guarantor Supplemental Indenture to the Euro Notes Indenture, dated as of October 14, 2016, by and among Adient Global Holdings Limited, U.S. Bank National Association, as Trustee, and certain subsidiaries of Adient Global Holdings Limited party thereto

4.2

Guarantor Supplemental Indenture to the Dollar Notes Indenture, dated as of October 14, 2016, by and among Adient Global Holdings Limited, U.S. Bank National Association, as Trustee, and certain subsidiaries of Adient Global Holdings Limited party thereto

4.3

Guarantor Supplemental Indenture to the Euro Notes Indenture, dated as of October 31, 2016, by and among Adient plc, Adient Global Holdings Limited, U.S. Bank National Association, as Trustee, and certain subsidiaries of Adient Global Holdings Limited party thereto

4.4

Guarantor Supplemental Indenture to the Dollar Notes Indenture, dated as of October 31, 2016, by and among Adient plc, Adient Global Holdings Limited, U.S. Bank National Association, as Trustee, and certain subsidiaries of Adient Global Holdings Limited party thereto

10.1

Adient plc 2016 Omnibus Incentive Plan (incorporated by reference to Exhibit 4.1 to the Registration Statement on

Form S-8 of Adient plc (File No. 333-214320), filed with the Commission on October 28, 2016).

10.2

Adient plc 2016 Director Share Plan (incorporated by reference to Exhibit 4.2 to the Registration Statement on

Form S-8 of Adient plc (File No. 333-214320), filed with the Commission on October 28, 2016).

10.3	Adient US LLC Executive Deferred Compensation Plan

10.4	Adient US LLC Retirement Restoration Plan

99.1	Press Release, issued October 31, 2016